EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Shares of Common Stock of MBX Biosciences, Inc.

Date:  September 30, 2025

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.

By: FHMLSP, L.P., its General Partner

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLSP, L.P.

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLSP, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.

By: FHMLSP Overage, L.P., its General Partner

By: FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLSP OVERAGE, L.P.

By FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLSP OVERAGE, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FRAZIER LIFE SCIENCES X, L.P.

By: FHMLS X, L.P., its General Partner

By: FHMLS X, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLS X, L.P.

By: FHMLS X, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLS X, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FRAZIER LIFE SCIENCES XI, L.P.

By: FHMLS XI, L.P., its General Partner

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLS XI, L.P.

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

FHMLS XI, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  September 30, 2025

By: *

James N. Topper

Date:  September 30, 2025

By: *

Patrick J. Heron

Date:  September 30, 2025

By: /s/ Steve R. Bailey

Steve R. Bailey, as Attorney-in-Fact

* This Joint Filing Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on July 31, 2017.